BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

11/16/2020

Work Order Item Number:	W2020111601854 - 943452
Filing Number:	20201044823
Filing Type:	Amended List
Filing Date/Time:	11/16/2020 17:21:29 PM
Filing Page(s):	5

Indexed Entity Information:

Entity ID: E0115082015-7

Entity Name: SAVMOBI TECHNOLOGY INC.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
STATE AGENT AND TRANSFER SYNDICATE, INC.
112 NORTH CURRY STREET, Carson City, NV 89703 - 4934, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☐ **ANNUAL** ☑ **AMENDED** (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

SAVMOBI TECHNOLOGY INC.	**NV20151145276**
NAME OF ENTITY	Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation

☑ This corporation is publicly traded, the Central Index Key number is: **0001647822**

☐ Nonprofit Corporation (see nonprofit sections below)

☐ Limited-Liability Company

☐ Limited Partnership

☐ Limited-Liability Partnership

☐ Limited-Liability Limited Partnership

☐ Business Trust

☐ Corporation Sole

Filed in the Office of	Business Number E0115082015-7
Barbara K. Cegavske	Filing Number 20201044823
Secretary of State State Of Nevada	Filed On 11/16/2020 17:21:29 PM
	Number of Pages 5

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

☐ 001 - Governmental Entity

☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80:<u>**Charitable Solicitation Information - check applicable box**</u>

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required

☐ Yes - the "Charitable Solicitation Registration Statement" is required.

☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE DIRECTOR:

Name	Hongyu Ma
Country	CHN
Address	Room 502 Unit 1 Building 108 Red Star Sea Phase 3 Dalian Development Zone
City	Dalian Liaoning
State	
Zip/Postal Code	

CORPORATION, INDICATE THE PRESIDENT:

Name	Hongyu Ma
Country	CHN
Address	Room 502 Unit 1 Building 108 Red Star Sea Phase 3 Dalian Development Zone
City	Dalian Liaoning
State	
Zip/Postal Code	

CORPORATION, INDICATE THE SECRETARY:

Name	Hongyu Ma
Country	CHN
Address	Room 502 Unit 1 Building 108 Red Star Sea Phase 3 Dalian Development Zone
City	Dalian Liaoning
State	
Zip/Postal Code	

CORPORATION, INDICATE THE TREASURER:

Name	Hongyu Ma
Country	CHN
Address	Room 502 Unit 1 Building 108 Red Star Sea Phase 3 Dalian Development Zone
City	Dalian Liaoning
State	
Zip/Postal Code	

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Hongyu MA

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title: President

Date: 11/16/2020

UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

November 10, 2020

In conformity with the applicable laws of the State of Nevada, the undersigned, being the sole director of SavMobi Technology Inc., a Nevada corporation (the "**Company**"), acting by written consent without a meeting, do hereby consent to and adopt the following resolutions, said actions to have the same force and effect as if duly adopted and taken at a meeting of the Board of the Directors of the Company (the "**Board**") duly called and held for such purpose on the date first set forth above, with a full quorum present and acting throughout:

WHEREAS, on November 10, 2020, 1) Ye Caiyun, 2) Ma Hongyu, 3) Li Wenzhe, 4) Liu Dandan, 5) Li Chunyu, 6) Zhu Haoshuang, 7) Zhou Siy
11) Li Qingjun, 12) Tian Lina, 13) Zhao Xindong, 14) Gu
Ning acquired an aggregate of 29,000,000 shares of C
representing approximately 46.9% of the issued and outstandi
Company as of such date, from the previous majority sharehol

WHEREAS, in connection with the consummation of the transactions described above, the Corporation's current officer and sole director will be resigning from his positions and new officers and a new director will be appointed; and

NOW THEREFORE BE IT:

OFFICERS

RESOLVED, that the Corporation hereby accepts the resignations of the undersigned, Poh Kee Liew and Gim Hooi Ooi from their respective positions as an officer of the Corporation; and be it further

RESOLVED, that the following individuals, as of the Effective Time, have been appointed to serve in the capacity designated below; and be it further

Name	Position
Ma Hongyu	Chief Executive Officer
Ma Hongyu	President
Ma Hongyu	Secretary
Ma Hongyu	Chief Financial Officer
Ma Hongyu	Treasurer

DIRECTORS

RESOLVED, that the following persons be appointed to the Board of Directors and to the positions as Directors of the Corporation as set forth below:

Name	Position
Ma Hongyu	Chairman

RESOLVED, that upon the appointment of the new Directors as set forth herein, the undersigned Directors' resignations from all positions held with the Corporation shall be deemed effective;

GENERAL RESOLUTIONS

RESOLVED, that the appropriate officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take such additional action and to execute and deliver such additional agreements, documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolutions, the authority for the taking of such action and the execution and delivery of such agreements, documents and instruments to be conclusively evidenced thereby; and it is further

RESOLVED, that all actions heretofore taken by the officers of the Corporation in furtherance of the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects; and it is further

RESOLVED, that the Secretary of the Corporation be, and each hereby is, authorized and may certify that this resolution has been duly adopted, is in full force and effect and is in accordance with the provisions of the Certificate of Incorporation and the Bylaws of the Corporation.

[-signature page follows-]

IN WITNESS WHEREOF, the undersigned have executed this Action by Unanimous Written Consent as of the 10th day of November, 2020.

/s/ [signature]

Poh Kee Liew

/s/ [signature]

Gim Hoor Ooi

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, BARBARA K. CEGAVSKE, the duly elected and qualified Nevada Secretary of State, do hereby certify that **SAVMOBI TECHNOLOGY INC.**, did on March 6, 2015, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 6, 2015.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20150306-1657
You may verify this certificate
online at **http://www.nvsos.gov/**

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

040105

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
Barbara K. Cegavske	20150105772-80
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time: 03/06/2015 4:09 PM
	Entity Number: E0115082015-7

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: SAVMOBI TECHNOLOGY INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: CORPORATE CREDIBILITY, LLC
Name

[ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* ____ Par value per share: $ ____ Number of shares *without par value:* 75000

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) LAKHWINDER SINGH SIDHU
Name
2880 ZANKER RD, STE 203 | SAN JOSE | CA | 95134
Street Address | City | State | Zip Code

2) ____
Name
Street Address | City | State | Zip Code

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

CORPORATE CREDIBILITY, LLC
Name

X CORPORATE CREDIBILITY, LLC
Incorporator Signature

4550 W OAKEY BLVD STE T | LAS VEGAS | NV | 89102
Address | City | State | Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X CORPORATE CREDIBILITY, LLC
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

3/6/2015
Date

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: E0115082015-7

SAVMOBI TECHNOLOGY, INC
NAME OF CORPORATION

100102

FOR THE FILING PERIOD OF MARCH 2014 TO MARCH 2015

100102

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ☐

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
LAKHWINDER SINGH SIDHU	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
2880 ZANKER RD, STE 203	SAN JOSE	CA	95134
NAME	TITLE(S)		
LAKHWINDER SINGH SIDHU	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
2880 ZANKER RD, STE 203	SAN JOSE	CA	95134
NAME	TITLE(S)		
LAKHWINDER SINGH SIDHU	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
2880 ZANKER RD, STE 203	SAN JOSE	CA	95134
NAME	TITLE(S)		
LAKHWINDER SINGH SIDHU	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
2880 ZANKER RD, STE 203	SAN JOSE	CA	95134

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ____________________

Signature of Officer or Other Authorized Signature

Title: PRESIDENT

Date:

IRS.gov

EIN Assistant

Your Progress: 1. Identity 2. Authenticate 3. Addresses 4. Details **5. EIN Confirmation**

Congratulations! The EIN has been successfully assigned.

EIN Assigned: **47-3240707**

Legal Name: **SAVMOBI TECHNOLOGY INC**

The confirmation letter will be mailed to the applicant. This letter will be the applicant's official IRS notice and will contain important information regarding the EIN. Allow up to 4 weeks for the letter to arrive by mail.

We strongly recommend you print this page for your records.

Click "Continue" to get additional information about using the new EIN. Continue >>

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